Liquidity and Going Concern	12 Months Ended
Mar. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity and Going Concern

Note 2- Liquidity and Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

As reflected in the accompanying consolidated financial statements, the Company incurred a net loss of $0.5 million and recorded a cash outflow from operating activities of $1.8 million for the year ended March 31, 2025 and, as of that date, the Company’s current liabilities exceeded its current assets by $2.1 million, its shareholders' deficit was $0.5 million and its accumulated deficit was $15.6 million. These factors raise substantial doubt about the Company having going concern for the next twelve months.

On April 7, 2025, the Company completed its initial public offering of 3,750,000 common shares at a public offering price of US$4.00 per share. On April 17, 2025, the Company received net proceeds  from the offering were approximately US$13.5 million. As a result, the Company believes it has sufficient and appropriate financial abilities to enable it to undertake its liabilities and doubt about the Company's ability to continue as a going concern for the next 12 months from the issuance date of the financial statements has been alleviated.

As a result of the above sufficient cash at bank balance and additional bank loan availability, the substantial doubt regarding the Company's ability to continue as a going concern has been resolved.